Supplement Dated June 30, 2017
To The Prospectus Dated April 24, 2017

JNL® Variable Fund LLC

Please note that the changes may apply to your variable annuity and/or variable life product(s).

Effective July 1, 2017, in the section entitled, "Management of the JNL Variable Fund," the sub-section "Rule 12b-1 Plan" is deleted and replaced with the following:

RULE 12b-1 PLAN

The Funds have adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act (the "Plan").

The Board, including all of the Independent Managers, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A shares as compensation for distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. To the extent consistent with applicable law and the Plan, JNLD, as principal underwriter, may use the Rule 12b-1 fee to compensate broker-dealers, administrators, or others for providing or assisting in providing distribution and related additional services.

This Supplement is dated June 30, 2017.

Supplement Dated June 30, 2017
To The Statement of Additional Information
Dated April 24, 2016

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective July 1, 2017.

On page 47, in the section "Investment Adviser, Sub-Adviser and Other Service Providers," the third paragraph and corresponding table is deleted and replaced with the following:

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from JNL/Mellon Capital Global 30 Fund the following fees:

Assets	Annual Rate
$0 to $750 million	0.03%
$750 million to $2 billion	0.015%
Over $2 billion	0.010%

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from JNL/Mellon Capital S&P® SMid 60 Fund and JNL/Mellon Capital JNL 5 Fund the following fees:

Assets	Annual Rate
$0 to $100 million	0.06%
$100 million to $750 million	0.03%
Over $750 million	0.015%

On page 52, in the section "Investment Adviser, Sub-Adviser and Other Service Providers," subsection "The Distributor," the final sentence is deleted and replaced with the following:

The Distribution Agreement was approved by the Funds' Board on March 2-3, 2017.

On page 53, in the section "Investment Adviser, Sub-Adviser and Other Service Providers," the subsection titled "Rule 12b-1 Plan," (except the introductory paragraph to the table) is deleted and replaced with the following:

Rule 12b-1 Plan.  The Board, including all of the Independent Managers, has approved a Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to the Funds.  In adopting the Plan, the Board, including all of the Independent Managers, concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

Under the Plan, each Fund will have the 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month, or at such other intervals as the Board of Managers shall determine at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A interests of the Fund.  To the extent consistent with the Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing or assisting in providing distribution and related additional services.

The fee compensates JNLD and its affiliates for providing distribution and other services and paying certain distribution and other service expenses. The activities to be covered under the Amended Plan would include, but would not be limited to, the following:

•
Developing, preparing, printing, and mailing of Fund sales literature and other promotional material describing and/or relating to the Fund, including materials intended for use by Jackson National Life Insurance Company and its affiliates, or for broker-dealer only use or retail use;

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;

•	Paying compensation to and expenses, including overhead, of employees of JNLD that engage in the distribution of variable insurance products that offer the Funds ("Insurance Contracts");

•
Paying compensation to broker-dealers or other financial intermediaries that engage in the distribution of Insurance Contracts, including, but not limited to, certain commissions, servicing fees and marketing fees;

•
Providing services, related to the Funds, to Insurance Contract owners; such services will include, but not be limited to, assisting the Funds with proxy solicitations, obtaining information, answering questions, providing explanations to Insurance Contract owners regarding the Funds' investment objectives and policies and other information about the Funds, including the performance of the Funds, and developing and providing electronic capabilities or information technology platforms to assist in providing any of the foregoing services to Insurance Contract owners;

•	Printing and mailing of Fund prospectuses, statements of additional information, supplements, and annual and semiannual reports for prospective owners of Insurance Contracts;

•	Training sales personnel regarding sales of Insurance Contracts on matters related to the Funds;

•	Compensating sales personnel in connection with the allocation of cash values and premiums of the Insurance Contracts to the Funds;

•	Providing periodic reports to the Funds and regarding the Funds to third-party reporting services;

•	Reconciling and balancing separate account investments in the Funds;

•	Reconciling and providing notice to the Funds of net cash flow and cash requirements for net redemption orders;

•	Confirming transactions; and

•	Financing other activities that the Board of Managers determines are primarily intended to result, directly or indirectly, in the servicing or sale of Fund shares.

The Plan provides (1) that it is subject to annual approval of continuance by the Managers and the Independent Managers; (2) that the Distributor must provide the Board with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of a majority of the Independent Managers, or a majority of the outstanding voting securities of the JNL Variable Fund entitled to vote thereon.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Managers.

This Supplement is dated June 30, 2017.